UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 30, 2017

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060
Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Note Purchase Agreement—Senior Notes

On June 26, 2017, Pacific Ethanol, Inc., a Delaware corporation (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with five accredited investors (the “Investors”) and a related Consent of Holders and Amendment of Senior Secured Notes (“Consent”) with the Investors and the holders of the Company’s senior secured notes issued on December 15, 2016 (“Prior Senior Notes”). On June 30, 2017, under the terms of the Note Purchase Agreement, the Company sold $13,948,078 in aggregate principal amount of its senior secured notes (the “Senior Notes”) to the Investors in a private offering for aggregate gross proceeds of 97% of the principal amount of the Senior Notes sold.

The Senior Notes will mature on December 15, 2019 (the “Maturity Date”). Interest on the Senior Notes will accrue at a rate equal to (i) the greater of 1% and the three-month London Interbank Offered Rate (“LIBOR”), plus 7.0% from the closing through December 14, 2017, (ii) the greater of 1% and LIBOR, plus 9% between December 15, 2017 and December 14, 2018, and (iii) the greater of 1% and LIBOR plus 11% between December 15, 2018 and the Maturity Date. The interest rate will increase by an additional 2% per annum above the interest rate otherwise applicable upon the occurrence, and during the continuance, of an event of default until such event of default has been cured. Interest is payable in cash in arrears on the 15th calendar day of each March, June, September and December beginning on September 15, 2017. The Company is required to pay all outstanding principal and any accrued and unpaid interest on the Senior Notes on the Maturity Date. The Company may, at its option, prepay the Senior Notes at any time without premium or penalty. The Senior Notes contain a variety of events of default which are typical for transactions of this type. Payments due under the Senior Notes will rank pari passu with the Prior Senior Notes and senior to all other indebtedness of the Company, other than permitted senior indebtedness.

The Senior Notes contain a variety of obligations on the part of the Company not to engage in certain activities, which are typical for transactions of this type, including that (i) the Company and certain of its subsidiaries will not incur other indebtedness, except for certain permitted indebtedness, (ii) the Company and certain of its subsidiaries will not redeem, repurchase or pay any dividend or distribution on their respective capital stock without the prior consent of the holders of the Senior Notes and Prior Senior Notes holding 66-2/3% of the aggregate principal amount of the Senior Notes and the Prior Senior Notes, collectively, other than certain permitted distributions, (iii) the Company and certain of its subsidiaries will not sell, lease, assign, transfer or otherwise dispose of any assets of the Company or any such subsidiary, except for certain permitted dispositions (including the sales of inventory or receivables in the ordinary course of business), and (iv) the Company and certain of its subsidiaries will not issue any capital stock or membership interests for any purpose other than to pay down a portion of all of the amounts owed under the Senior Notes and Prior Senior Notes and in connection with the Company’s stock incentive plans.

The Senior Notes are secured by a first-priority security interest in the Company’s ownership interest in its wholly-owned subsidiary, PE Op. Co., pursuant to the terms of an amendment to an existing Security Agreement with respect to the Prior Senior Notes. The amendment was entered into on June 30, 2017 by and among the Company, the Investors, the holders of the Prior Senior Notes and Cortland Capital Market Services LLC, as collateral agent (the “First Amendment”). The First Amendment amends a Security Agreement dated December 15, 2016 by and among the Company, the holders of the Prior Senior Notes and Cortland Capital Market Services LLC, as collateral agent (“Security Agreement”).

The foregoing description of the Note Purchase Agreement, Consent, Senior Notes, Security Agreement and the First Amendment and the transactions contemplated thereby is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, Consent, form of Senior Note, Security Agreement and First Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively. The Note Purchase Agreement, Consent, form of Senior Note, Security Agreement and First Amendment have been attached as exhibits to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company or the Investors (or any of their respective subsidiaries or affiliates) or any other parties. The representations, warranties and covenants contained in the Note Purchase Agreement, form of Senior Note, Security Agreement and the First Amendment were made solely for the purposes of the Note Purchase Agreement and the benefit of the parties to those agreements and may be subject to limitations agreed upon by the contracting parties. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts. The Company’s investors are not third-party beneficiaries under the Note Purchase Agreement. In addition, the representations and warranties contained in the Note Purchase Agreement, Security Agreement and the First Amendment (i) were made only as of the dates specified in the Note Purchase Agreement, Security Agreement and the First Amendment, respectively, and (ii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Note Purchase Agreement, Senior Notes, Security Agreement and the First Amendment which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or the Investors (or any of their respective subsidiaries or affiliates) or any other parties.

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Secured Promissory Notes – ICP Acquisition

On June 26, 2017, the Company, through its wholly-owned direct subsidiary Pacific Ethanol Central, LLC, a Delaware limited liability company (“Central”) and ICP Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Central (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Illinois Corn Processing LLC (“ICP”), Illinois Corn Processing Holdings Inc. (“ICPH”) and MGPI Processing, Inc. (“MGPI”, and together with ICPH, the “Sellers”). On July 3, 2017, the transactions contemplated by the Merger Agreement were consummated and Merger Sub was merged with and into ICP (the “Merger”), with ICP surviving the Merger (the “Surviving Company”) as a wholly-owned direct subsidiary of Central and a wholly-owned indirect subsidiary of the Company.

At the closing of the Merger, on July 3, 2017, Merger Sub issued to the Sellers secured promissory notes in the aggregate principal amount of $46,694,652 (the “Seller Notes”). Central and the Surviving Company are also a party to the Seller Notes. The principal amount of the Seller Notes issued at closing included an upward estimated working capital adjustment of an aggregate of $694,652 and is subject to further upward or downward adjustment based on the final determination of a customary working capital adjustment under the terms of the Merger Agreement. The Seller Notes will mature on January 3, 2019 (the “Maturity Date”). Interest on the outstanding principal amount of the Seller Notes will accrue at a rate equal to (i) the three-month LIBOR plus 5.0% from July 3, 2017 through October 3, 2017, (ii) LIBOR plus 8% between October 4, 2017 and July 3, 2018, and (iii) LIBOR plus 10% between July 4, 2018 and the Maturity Date. Upon the occurrence, and during the continuance, of an event of default, interest will accrue on the outstanding principal and overdue interest on the Seller Notes at a rate equal to 2% per annum above the interest rate otherwise applicable. All outstanding principal and accrued interest on the Seller Notes will be payable on the Maturity Date. All outstanding principal and accrued interest shall be payable on demand upon the occurrence, and during the continuance, of an event of default. The Seller Notes may be prepaid, at the option of the Surviving Company, without premium or penalty, at any time. The Surviving Company is obligated to prepay the Seller Notes with any net cash proceeds received by the Surviving Company in excess of $1,000,000 over the term of the Seller Notes from the sale, assignment, lease or other transfer of any of the Surviving Company’s assets. The Surviving Company is also required to prepay the Seller Notes with of any net cash proceeds in excess of $30,000,000 from insurance, condemnation awards or other compensation in respect of one or more casualty events involving any of the Surviving Company’s properties. The Seller Notes contain a variety of events of default which are typical for transactions of this type.

The payments due under the Seller Notes will rank senior to all other indebtedness of the Surviving Company. The Seller Notes contain a variety of obligations on the part of the Surviving Company not to engage in certain activities, which are typical for transactions of this type, including that the Surviving Company will not incur other indebtedness, except for certain permitted indebtedness.

The Seller Notes are secured by a first priority lien on the assets of the Surviving Company and a pledge of the membership interests of the Surviving Company by Central.

The description of the Merger Agreement and Seller Notes included in this Report and the transactions contemplated thereby is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement and the Seller Notes, copies of which are attached to this Current Report on Form 8-K as Exhibits 2.1, 10.6 and 10.7, respectively. The Merger Agreement and the Seller Notes have been attached as exhibits to provide investors with information regarding their terms. It is not intended to provide any other factual information about the Company (or any of its subsidiaries or affiliates). The representations, warranties and covenants contained in the Merger Agreement and the Seller Notes were made solely for the purposes of the transactions contemplated thereby and for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts. The Company’s investors are not third-party beneficiaries under the Merger Agreement or the Seller Notes. In addition, the representations and warranties contained in the Merger Agreement and the Seller Notes (i) were made only as of the dates specified in each such document, and (ii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and the Seller Notes, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

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Item 2.01	Completion of Acquisition or Disposition of Assets

As described above under Item 1.01, the Company acquired ICP pursuant to the terms of the Merger Agreement on July 3, 2017. At the effective time of the Merger, Merger Sub was merged with and into ICP, with ICP surviving the Merger as a wholly-owned direct subsidiary of Central and a wholly-owned indirect subsidiary of the Company. At the closing of the Merger, Merger Sub issued the Seller Notes and paid $30,000,000 in cash to the Sellers. The disclosures regarding the Merger and the Merger Agreement contained above under Item 1.01 are incorporated herein by reference.

ICP is a 90 million gallon per year fuel and industrial alcohol manufacturing, storage and distribution facility located on the Illinois River adjacent to the Company’s facilities in Pekin, Illinois. ICP produces fuel-grade ethanol, beverage and industrial-grade alcohol, dry distillers grain (DDG) and corn oil. ICP’s assets consist primarily of its facility and real property in Pekin, Illinois.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above under Item 1.01, on June 30, 2017, the Company issued $13,948,078 in aggregate principal amount of its Senior Notes. The disclosures regarding the Senior Notes contained above under Item 1.01 are incorporated herein by reference.

As also described above under Item 1.01, on July 3, 2017, Merger Sub issued $46,694,652 in aggregate principal of its Seller Notes. The disclosures regarding the Seller Notes contained above under Item 1.01 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial information required by this item with respect to the Merger will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item with respect to the Merger will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d)	Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated June 26, 2017, by and among Pacific Ethanol Central, LLC, ICP Merger Sub, LLC, Illinois Corn Processing, LLC, Illinois Corn Processing Holdings Inc., and MGPI Processing, Inc. (#)(*)

10.1	Note Purchase Agreement, dated June 26, 2017, by and among Pacific Ethanol, Inc. and the Investors (*)

10.2	Consent of Holders and Amendment of Senior Secured Notes, dated June 26, 2017, by and among the Investors and the other holders identified therein (*)

10.3	Form of Senior Note for an aggregate principal amount of $13,948,078 issued on June 30, 2017 pursuant to the Note Purchase Agreement, dated June 26, 2017, by and among Pacific Ethanol, Inc. and the investors party thereto (***)

10.4	Security Agreement, dated December 15, 2016, by and among Pacific Ethanol, Inc., Cortland Capital Market Services LLC and the holders of Pacific Ethanol, Inc.’s Prior Senior Notes (**)

10.5	First Amendment to Security Agreement, dated June 30, 2017, by and among Pacific Ethanol, Inc., Cortland Capital Market Services LLC and the holders of Pacific Ethanol, Inc.’s Senior Notes and Prior Senior Notes (***)

10.6	Promissory Note issued to Illinois Corn Processing Holdings Inc. on July 3, 2017 (***)

10.7	Promissory Note issued to MGPI Processing, Inc. on July 3, 2017 (***)

___________________________

(#)        The Agreement and Plan of Merger filed as Exhibit 2.1 omits certain exhibits and the disclosure schedules to the Merger Agreement pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish on a supplemental basis a copy of the omitted exhibits and schedules to the SEC upon request.
(*)         Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2017.
(**)       Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2016.

(***)     Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2017

PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel and Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

10.3	Form of Senior Note for an aggregate principal amount of $13,948,078 issued on June 30, 2017 pursuant to the Note Purchase Agreement, dated June 26, 2017, by and among Pacific Ethanol, Inc. and the investors party thereto

10.5	First Amendment to Security Agreement, dated June 30, 2017, by and among Pacific Ethanol, Inc., Cortland Capital Market Services LLC and the holders of Pacific Ethanol, Inc.’s Senior Notes and Prior Senior Notes

10.6	Promissory Note issued to Illinois Corn Processing Holdings Inc. on July 3, 2017

10.7	Promissory Note issued to MGPI Processing, Inc. on July 3, 2017

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